U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2020

NOBLE VICI GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

 (Address of principal executive offices)

+65 6491 7998

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	NVGI	N.A.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events

Cautionary note on forward-looking statements

All statements contained in this report, statements made in press releases or in any place accessible by the public and oral statements that may be made by Noble Vici Group, Inc. and/or its Subsidiaries or their respective directors, executive officers or employees acting on behalf of Noble Vici Group, Inc. and/or its Subsidiaries (as the case may be), that are not statements of historical fact, constitute “forward- looking statements”. Some of these statements can be identified by forward-looking terms such as “aim”, “target”, “anticipate”, “believe”, “could”, “estimate”, “expect”, “if”, “intend”, “may”, “plan”, “possible”, “probable”, “project”, “should”, “would”, “will” or other similar terms. However, these terms are not the exclusive means of identifying forward-looking statements. All statements regarding Noble Vici Group, Inc. and/or its Subsidiaries' financial position, business strategies, plans and prospects and the future prospects of the industry which Noble Vici Group, Inc. and/or its Subsidiaries is in are forward-looking statements. These forward-looking statements, including but not limited to statements as to Noble Vici Group, Inc. and/or its Subsidiaries' revenue and profitability, prospects, future plans, other expected industry trends and other matters discussed in this report regarding Noble Vici Group, Inc. and/or its Subsidiaries are matters that are not historic facts, but only predictions or opinions. These forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual future results, performance or achievements of Noble Vici Group, Inc. and/or its Subsidiaries to be materially different from any future results, performance or achievements expected, expressed or implied by such forward-looking statements.

Disclaimer

This is an update regarding the Company’s introduction of a new product in its IoT business and is provided for informational purposes only. The information contained herein is incomplete and does not contain certain material information about the Company, including important disclosures and risk factors disclosed in the Company’s public reports filed with the Securities and Exchange Commission at www.sec.gov. This report is not intended to be, nor should it be construed or used as an offer to sell, or a solicitation of any offer to buy, shares of the Company. No offer or solicitation of the shares of the Company is being made herein. The information contained herein is a general update on the business of the Company, is subject to change without notice, and does not take into account the particular investment objectives or financial circumstances of any specific person who may receive it.

Noble Vici Group, Inc. and/or its Subsidiaries does not make or purport to make, and hereby disclaims, any representation, warranty or undertaking in any form whatsoever to any entity or person, including any representation, warranty or undertaking in relation to the truth, accuracy and completeness of any of the information set out in this report. To the maximum extent permitted by the applicable laws, regulations and rules, Noble Vici Group, Inc. and/or its Subsidiaries shall not be liable for any indirect, special, incidental, consequential or other losses of any kind, in tort, contract or otherwise (including but not limited to loss of revenue, income or profits, and loss of use or data), arising out of or in connection with any acceptance of or reliance on this report or any part thereof by you.

Business Updates

As previously disclosed in our quarterly report on Form 10 Q for the period ended September 30, 2019, as amended on November 19, 2019, we introduced our smart coffee dispensing machines (the V-More Express (“VX”)) as part of our new IoT product offerings. This Report is being provided as an update on the development and progress of the VX.

Background

In developing our IoT business plan, we considered several key strategic factors (the “VX Strategic Pillars”) as follows:

1.	Bank and unbanked markets– Will our product be accessible to individuals who participate/do not participate in modern banking systems?
2.	IoT Hardware – Will the smart IoT device deliver core offerings and “capture” the users?
3.	Additional Revenue/Locality AdTech – Will the smart IoT device deliver additional revenue such as through advertisements focused on consumers within the proximity of the IoT device?
4.	User Acquisition – Will the smart IoT device lead to increased users for our platform and ecosystem, driving traffic to both online and offline retails?
5.	Advertising Dollars Distribution – Will users benefit through discounts, rebates or sharing of advertising dollars?
6.	Pricing – Will pricing of products and services be disruptive to the market and more broadly accessible to individuals and small businesses?

2

Based on internal research and findings, we believe that the opportunity offered by the VX may help us address these VX Strategic Pillars while being synergistic with our platform and online to offline/offline to online (“O2O”) ecosystem.

IoT Hardware

The VX includes a Smart Digital Panel Advertising Technology and Barista grade beverage offerings. Other features also include a large interactive touch screen, 9 types of beverage in an optional hot and ice varieties, 60 litres of distilled water tank and the capability to produce 400 cups of beverage.

VX Income Pillars

We anticipate the VX to generate revenue as follows:

1.	VX IoT Sales – IoT machine sales
2.	Core Sales – Product sales
3.	AdTech – Advertising income from proximate advertisers

The foregoing description of our business updates is qualified in its entirety by reference to the VX Presentation which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d). Exhibits.

Number	Exhibit

99.1	VX Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP, INC.
(Registrant)

Dated: January 8, 2020	By:	/s/ Eldee Tang
Eldee Tang Chief Executive Officer

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